SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2012

Vantage Health

(Exact name of registrant as specified in its charter)

Nevada	333-168930	93-0659770
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11400 West Olympic Boulevard, Suite 640 Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 477-5811

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The information provided in Item 5.02 concerning the entry into a material definitive agreement is incorporated by reference in this Item 1.01.

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective February 7, 2012, Ms. Lisa Ramakrishnan resigned as our Chief Executive Officer. She continues to serve as our President, Chairman and as a member of our board of directors. On February 7, 2012, the board of directors appointed Mr. John A. Harris to act as our Chief Executive Officer and as a member of our board of directors.

John A. Harris is a business veteran whom has accumulated over seventeen years of executive experience of organizations marketing health products in Africa. From 2008 to the present, Mr. Harris serves as the Country Director of DKT South Africa, a company he founded to develop and test an effective new model for AIDS prevention in South Africa. Mr. Harris has a Bachelors Degree from the University of Florida in Journalism and a Masters Degree in Communications Management from the Anneberg School for Communication.

There are no family relationships between Mr. Harris and any of our directors or executive officers.

Aside from the following, Mr. Harris has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years.

On February 11, 2012, we entered into a two year Employment Services Agreement with a company controlled by Mr. Harris. Under the agreement, we agreed to compensate Mr. Harris a salary of $96,000 annually and we agreed to issue him 1,000,000 shares of our common stock. Mr. Harris is eligible to receive an additional 500,000 shares of our common stock in the event our stock price on January 31, 2014 is recorded at $0.50 or higher or 300,000 shares of our common stock in the event our stock price on January 31, 2014 is recorded at less than $0.50. Mr. Harris is also eligible to receive 10% of our net profits derived solely from our African operations. He is also entitled to vacation and sick days, and other benefits included in the agreement.

A copy of the Employment Services Agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference. The foregoing description of the Employment Services Agreement is qualified in its entirety by reference to the full text thereto.

SECTION 8 – Other Events

Item 8.01 Other Events

On February 7, 2012 we issued a press release concerning the appointment of Mr. Harris. The press release is attached hereto as Exhibit 99.1.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
10.1	Employment Services Agreement, dated February 11, 2012
99.1	Press Release, dated February 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vantage Health

/s/ Lisa Ramikrishnan

Lisa Ramakrishnan

President

Date: February 13, 2012